Exhibit 99.1

Safe Harbor Financial to Report Fiscal Third Quarter 2023 Financial Results on November 14, 2023

Company to host conference call after the market closes at 4:30 p.m. ET on November 14th

GOLDEN, Colo., November 7, 2023 -- SHF Holdings, Inc., d/b/a/ Safe Harbor Financial (“Safe Harbor” or the “Company”) (NASDAQ: SHFS), a leader in facilitating financial services and credit facilities to the regulated cannabis industry, today announced that it will report financial results for the third quarter ended September 30, 2023 on Tuesday, November 14, 2023 after the market closes.

Chief Executive Officer, Sundie Seefried, and Chief Financial Officer, Jim Dennedy, will host a conference call and webcast at 4:30 pm ET / 1:30 pm PT on November 14, 2023 to discuss the Company’s financial results and provide investors with key business highlights.

For those interested in listening in to the conference call, please dial in and ask to join the Safe Harbor Financial call.

Date:	Tuesday, November 14, 2023
Time:	4:30 p.m. ET / 1:30 p.m. PT
Live webcast and replay:	webcast link
Participant Dial-In:	646-307-1963 or 800-715-9871 (Toll Free)
Passcode:	2576146

About Safe Harbor

Safe Harbor is among the first service providers to offer compliance, monitoring and validation services to financial institutions, providing traditional banking services to cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Currently managing approximately 1000 cannabis-related relationships, Safe Harbor, through its financial institution clients, implements high standards of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting Bank Secrecy Act obligations in line with FinCEN guidance on cannabis-related businesses. Over the past eight years, Safe Harbor has facilitated more than $20 billion in deposit transactions for businesses with operations spanning over 40 states and US territories with regulated cannabis markets. For more information, visit www.shfinancial.org .

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors; new product and service offerings Safe Harbor may introduce in the future; the impact of recent volatility in the capital markets, which may adversely affect the price of the Company’s securities; the outcome of any legal proceedings that may be instituted against Safe Harbor following the closing of the business combination; other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future; and the other risk factors discussed in Safe Harbor’s filings from time to time with the Securities and Exchange Commission. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Safe Harbor Media
Nick Callaio, Marketing Manager
720.951.0619
Nick@SHFinancial.org

Safe Harbor Investor Relations
ir@SHFinancial.org

KCSA Strategic Communications
Phil Carlson
safeharbor@kcsa.com